UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SEASONS SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SEASONS SERIES TRUST

P.O. Box 54299

Los Angeles, California 90054-0299

April [   ], 2016

Dear Contract Owner:

A special joint meeting (the “Meeting”) of the shareholders of each of the Allocation Balanced Portfolio, the Allocation Growth Portfolio, the Allocation Moderate Growth Portfolio and the Allocation Moderate Portfolio (collectively, the “Portfolios”), each, a series of Seasons Series Trust (the “Trust”), will be held at the offices of SunAmerica Asset Management, LLC, located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, at [10:00] a.m. Eastern Time, on Tuesday, July 12, 2016, or at any adjournment(s) or postponement(s) thereof. As an owner of a variable annuity contract (each, a “Variable Contract”) investing in one or more of the Portfolios, you have the right to instruct the life insurance company that issued your Variable Contract as to the manner in which the shares of a Portfolio attributable to your Variable Contract should be voted.

The Meeting will be held for the following purposes:

1.	To approve a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class 3 shares of each Portfolio (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.

As an owner of a Variable Contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on the Proposal. The Board of Trustees of the Trust has determined that the Proposal is in the best interests of the Trust and each Portfolio, its shareholders and owners of Variable Contracts such as you and unanimously recommends that you vote in favor of the Proposal.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Voting Instruction Form.

•	Sign and mail your Voting Instruction Form promptly to:

Proxy Tabulator, P.O. Box 859232, Boston, Massachusetts 02185-9919.

•	You may also vote by telephone by calling [1-800-830-3542] or on the Internet at [www.2voteproxy.com/sunamerica].

If you have any questions about the Proposal, please call [1-800-445-7862] between the hours of [5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday].

Sincerely,

/s/ John T. Genoy

John T. Genoy
President
SunAmerica Series Trust

SEASONS SERIES TRUST

P.O. Box 54299

Los Angeles, California 90054-0299

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, JULY 12, 2016

NOTICE IS HEREBY GIVEN that a special joint meeting (the “Meeting”) of the shareholders of the Allocation Balanced Portfolio, the Allocation Growth Portfolio, the Allocation Moderate Growth Portfolio and the Allocation Moderate Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Seasons Series Trust (the “Trust”), will be held at the offices of the Portfolios’ investment adviser, SunAmerica Asset Management, LLC, located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, at [10:00] a.m. Eastern Time, on Tuesday, July 12, 2016, or at any adjournment(s) or postponement(s) thereof, for the following purposes:

1.	To approve a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class 3 shares of each Portfolio (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in The City of New York and The Variable Life Insurance Company (each, an “Insurance Company” and collectively, the “Insurance Companies”) are the principal shareholders of the Portfolios. The Separate Accounts serve as investment options for variable annuity contracts (each, a “Variable Contract”) issued by the Insurance Companies.

The Board of Trustees of the Trust has set April 30, 2016, as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Owners of (or beneficiaries or annuitants under) Variable Contracts at the close of business on the Record Date have the right to instruct the Insurance Company that issued their contract as to the manner in which shares of one or more Portfolios attributable to their Variable Contract should be voted. Therefore, each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from such owners of (or such beneficiaries or annuitants under) the Variable Contracts it issued. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.

Your voting instructions on the Proposal are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Voting Instruction Form to ensure your voting instructions are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: This Notice and the accompanying Proxy Statement are available on the Internet at [www.2voteproxy.com/sunamerica].

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board of Trustees,

/s/ Kathleen D. Fuentes

Kathleen D. Fuentes
Secretary
Jersey City, New Jersey
April [ ], 2016

QUESTION & ANSWERS

Why did you send me this Proxy Statement?

You were sent this proxy statement (the “Proxy Statement”) because you are an owner of a variable annuity contract (each, a “Variable Contract”) issued by American General Life Insurance Company, The United States Life Insurance Company in The City of New York or The Variable Life Insurance Company (each, an “Insurance Company” and collectively, the “Insurance Companies”) and you are indirectly invested in one or more of the following series of Seasons Series Trust (the “Trust”): Allocation Balanced Portfolio, Allocation Growth Portfolio, Allocation Moderate Growth Portfolio and/or Allocation Moderate Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). As such, you have the right to give voting instructions on shares of a Portfolio that are attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the special joint meeting (the “Meeting”) of the shareholders of the Portfolios to be held at the offices of SunAmerica Asset Management, LLC, located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, at [10:00] a.m. Eastern Time, on Tuesday, July 12, 2016, or at any adjournment(s) or postponement(s) thereof.

What is the purpose of the Meeting?

The Board of Trustees of the Trust (the “Board” and the members of which are referred to as “Trustees”) has called the Meeting to ask Class 3 shareholders of each Portfolio to vote in favor of a proposal to approve a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class 3 shares of their Portfolio (the “Proposal”). If the Plan is approved by Class 3 shareholders of a Portfolio, Class 3 shares of that Portfolio would be subject to service fees under the Plan at the annual rate of up to 0.25% of the average daily net assets of the class. For the reasons discussed in the Proxy Statement, the Board believes that approval of the Proposal is in the best interests of the Trust and each Portfolio, as well as being in the best interests of shareholders and owners of Variable Contracts indirectly invested in each Portfolio.

Who is eligible to vote?

Shareholders directly or indirectly invested in shares of a Portfolio as of April 30, 2016, are eligible to vote or instruct their Insurance Company as to how to vote their shares.

Why are the shareholders being asked to approve the Plan for their Portfolio? Will adoption of the Plan result in higher fees or expenses?

The federal securities laws permit a mutual fund to use fund assets to pay for the distribution and sale of its shares only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s board and its shareholders. Plans of distribution, commonly referred to as “12b-1 plans,” establish the terms, conditions and limitations pursuant to which fund assets may be used to pay for the distribution and sales of fund shares. The fees paid by the fund pursuant to this plan are commonly referred to as “12b-1 fees.”

While shares of the Portfolios are not currently subject to a 12b-1 plan, the Portfolios invest in Class 3 shares of other portfolios of the Trust (the “Underlying Portfolios”), which are subject to a 12b-1 plan that provides for service fees (i.e., 12b-1 fees) payable at an annual rate of up to 0.25% of the average daily net assets of the class (the same rate as contemplated by the proposed Plan). These Underlying Portfolio service fees are currently being indirectly borne by the Class 3 shares of the Portfolios. Upon the effective date of the Plan, however, each Portfolio’s holdings in the Underlying Portfolios would convert from Class 3 shares to Class 1 shares of the Underlying Portfolios, which are not subject to any such service fees. As a result, the adoption of the Plan by a Portfolio is not expected to have any impact on the total annual operating expenses payable by the Class 3 shares of the Portfolio.

How does the Board recommend I vote?

The Board recommends that you vote “FOR” the Proposal.

What will happen if a Portfolio’s Class 3 shareholders do not approve the Plan with respect to their Portfolio?

If the Plan is not approved by Class 3 shareholders of a Portfolio, the Board will take such action as it deems to be in the best interest of the Portfolio and its shareholders. The approval of the Plan by one Portfolio is not contingent on the approval of the Plan by the other Portfolios.

What if I have questions regarding the Proposal?

If you have questions regarding the Proposal, please feel free to call [1-800-445-7862] between the hours of [5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday].

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

SEASONS SERIES TRUST

P.O. Box 54299

Los Angeles, California 90054-0299

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of Seasons Series Trust (the “Trust”) in connection with the special joint meeting of shareholders of each of Allocation Balanced Portfolio, Allocation Growth Portfolio, Allocation Moderate Growth Portfolio and Allocation Moderate Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each, a series of the Trust, to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, at [10:00] a.m. Eastern Time, on Tuesday, July 12, 2016, or at any adjournment(s) or postponement(s) thereof (the “Meeting”). This Proxy Statement and attached materials are being mailed on or about [ ], 2016.

Shares of the Portfolios are principally held by separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in The City of New York and The Variable Life Insurance Company (each, an “Insurance Company” and collectively, the “Insurance Companies”) as investment options under certain variable annuity contracts (the “Variable Contracts”) issued by the Insurance Companies. The Insurance Companies purchase and redeem the shares of the Portfolios in response to instructions from owners of Variable Contracts and are the owners of such shares held in their Separate Accounts, with the Separate Accounts being shareholders of record.

In accordance with current law, the Insurance Companies, in effect, pass along their voting rights to the owners of their Variable Contracts. As an owner of a Variable Contract issued by one of the Insurance Companies, you are being sent this Proxy Statement because your Insurance Company is seeking instructions as to how you wish it to vote the shares of the Portfolios held by the Separate Account in which your Variable Contract value is invested. Each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

For ease of reference, throughout the enclosed Proxy Statement, Variable Contract owners may be referred to as “shareholders” of the Portfolios.

The purpose of the Meeting is for Class 3 shareholders of each Portfolio to consider and vote on the approval of a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Class 3 shares of their Portfolio (the “Proposal”), and to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Voting Instruction Form for owners of Variable Contracts to use to instruct the Insurance Company that issued their Variable Contract how to vote at the Meeting. The Board has set April 30, 2016, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Copies of each Portfolio’s most recent Annual Report to shareholders will be furnished without charge upon request by writing to Seasons Series Trust at [P.O. Box 54299, Los Angeles, California 90054-0299] or by calling the following number: [1-800-445-7862].

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be Held on Tuesday, July 12, 2016:

The Notice and this Proxy Statement are available on the Internet at [www.2voteproxy.com/sunamerica]. Copies of each Portfolio’s most recent Annual Report to Shareholders are available on the Internet at [https://www.sunamerica.com/fundprospectuses].

VOTING INFORMATION

General

The Trust is a Massachusetts business trust organized on October 10, 1995. It is registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act as an open-end management investment company. The Trust currently offers 20 portfolios. Shares of the Trust are offered primarily to the Separate Accounts of the Insurance Companies as investment options under the Variable Contracts.

Voting by the Insurance Companies

The Separate Accounts are the primary shareholders of record of the Portfolios. Each Separate Account is a segregated asset account established by an Insurance Company. Each Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. Net premiums paid by a Variable Contract owner may be allocated to one or more sub-accounts of each Separate Account that invest in shares of the Portfolios. Each sub-account invests in a series of shares corresponding to a Portfolio, or another open-end management investment company.

Each Insurance Company will vote the shares of the Portfolios held by its Separate Account(s) at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. All properly executed Voting Instruction Forms received by the issuing Insurance Company by the close of business on [day], [   ], 2016, will be counted for purposes of voting at the Meeting.

The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

Each Insurance Company will vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If an executed Voting Instruction Form is received that does not specify a choice as to the Proposal, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal. Consistent with the foregoing, voting instructions with respect to the Proposal to abstain will have the same effect as votes against the Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from owners of certain Variable Contracts, although each Insurance Company does not believe that these circumstances exist with respect to the matters to be voted on at the Meeting.

The Insurance Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Meeting. Therefore, a small number of Variable Contract owners may determine whether or not the Proposal is approved. In determining to vote the shares of the Portfolio held by its Separate Account(s) at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the paragraph above.

Solicitation of Voting Instructions

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. [SunAmerica has retained Computershare Fund Services (“Computershare”), a third-party solicitor, to provide proxy distribution, solicitation and tabulation services. The cost of Computershare’s services is expected to be approximately $27,000. The cost of the solicitation will be borne by SunAmerica or its affiliates. These costs include the cost of preparing, printing and mailing the Proxy Statement, Voting Instruction Forms and other proxy materials and tabulating the voting instructions.

Variable Contract owners have three options for submitting voting instructions:

1.	Internet—the enclosed Voting Instruction Form includes directions for Variable Contract owners to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each Variable Contract owner’s Voting Instruction Form. Variable Contract owners who cast their votes via the Internet do not need to mail their Voting Instruction Form.

2.	Telephone—the enclosed Voting Instruction Form includes directions for Variable Contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Variable Contract owner’s Voting Instruction Form. Variable Contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Forms.

3.	Mail—Variable Contract owners also may cast their votes by executing the enclosed Voting Instruction Form and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Trust encourage Variable Contract owners to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Form to arrive late and therefore not be counted. Variable Contract owners may revoke their voting instructions at any time prior to the close of business on [day], [   ], 2016, by submitting a properly executed later-dated Voting Instruction Form or by attending the Meeting and voting in person.

Shareholder Information

As of the close of business on the Record Date, each of the Portfolios has the number of Class 3 shares outstanding as set forth in Exhibit A (the “Outstanding Shares”), which in each case equals the number of votes that shareholders of the Portfolio are entitled to cast. Exhibit B lists the record and/or beneficial owners of 5% or more of the shares of each class of each Portfolio outstanding on the Record Date. [As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trust and members of their families, as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares.]

Quorum

A quorum for the Meeting occurs if thirty percent (30%) of the Outstanding Shares entitled to vote at the Meeting are present in person or by proxy.

Required Vote

The affirmative vote of a majority (as defined in the 1940 Act) of a Portfolio’s Outstanding Shares is needed to approve the Proposal for that Portfolio. The 1940 Act defines a majority as the affirmative vote of the lesser of: (1) more than 50% of a Portfolio’s Outstanding Shares, or (2) 67% or more of a Portfolio’s Outstanding Shares present at the Meeting (in person or by proxy), if the holders of more than 50% of the Portfolio’s Outstanding Shares are present at the Meeting.

Adjournments

The Meeting may be adjourned by the chairman of the Meeting, whether or not a quorum of shareholders is then present at the Meeting. If the time and place for the adjourned meeting is announced at the Meeting, no further notice need be given if the Meeting is adjourned to a date not more than 120 days after the date originally fixed for the Meeting.

THE PROPOSAL

APPROVAL OF A PLAN OF DISTRIBUTION WITH RESPECT TO CLASS 3 SHARES

At the Meeting, Class 3 shareholders of each Portfolio will be asked to approve a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to Class 3 shares of their Portfolio. Under the proposed Plan, Class 3 shares of each Portfolio would be charged a service fee at the annual rate of up to 0.25% of the average daily net assets of the class. The service fee would be used to compensate the Insurance Companies for providing services to contract holders who are indirect beneficial owners of Class 3 shares of each Portfolio and would be paid to the Insurance Companies pursuant to Shareholder Services Agreements.

At an in-person meeting of the Board held on March 24, 2016, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the “Independent Trustees”), approved the Plan and the related Shareholder Services Agreements (as described below) for each Portfolio and recommended that each Portfolio’s shareholders approve the Plan.

The adoption of the Plan by a Portfolio is not expected to have any impact on the total annual operating expenses payable by Class 3 shares of a Portfolio.

Background

Each Portfolio is structured as a “fund-of-funds” and pursues its investment goal by investing its assets in a combination of other portfolios of the Trust (the “Underlying Portfolios”). Currently, the Portfolios invest in Class 3 shares of the Underlying Portfolios which are subject to a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Underlying Portfolio Plan”) that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of the class. Class 3 shares of each Portfolio, which are currently the only class of shares offered by the Portfolios, are not subject to a plan of distribution pursuant to Rule 12b-1. However, the cost of the service fees payable under the Underlying Portfolio Plan are borne indirectly by the Class 3 shares of each Portfolio by virtue of the Portfolio investing in Class 3 shares of the Underlying Portfolios.

To meet the anticipated demand for different share class options for the Portfolios and to align the expense structure of Class 3 shares of the Portfolios with other series of the Trust,1 among other things, SunAmerica has recommended, and the Board has approved, certain changes to the class structure of the Portfolios. These changes include the adoption of the Plan for Class 3 shares of the Portfolios. If the Plan is approved by shareholders of a Portfolio, the Portfolio’s holdings in the Underlying Portfolios would convert from Class 3 shares to Class 1 shares of the Underlying Portfolios, which are not subject to any 12b-1 fees, and the Portfolio would invest in Class 1 shares. Thus, the Insurance Companies would no longer receive service fees from the Underlying Portfolios as an indirect result of an investment by a shareholder in Class 3 shares of the Portfolios, but rather would receive the service fees directly from the Portfolios. Shareholders would continue to receive the services that were previously provided under the Underlying Portfolio Plan, except that such services would be provided pursuant to the Plan rather than the Underlying Portfolio Plan.

The investment by the Portfolios in Class 1 shares of the Underlying Portfolios and the adoption of the Plan by the Portfolios would together have the effect of “moving” the 12b-1 fees from the Underlying Portfolio level to the Portfolio level. As a result, the adoption of the Plan by a Portfolio is not expected to have any impact on the total annual operating expenses payable by Class 3 shares of a Portfolio.

1 Currently, Class 3 shares of each series of the Trust, except the Portfolios, are subject to a Plan of Distribution pursuant to Rule 12b-1 and pay service fees at the annual rate of up to 0.25% of the average daily net assets of such class.

Rule 12b-1

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements and conditions set out in Rule 12b-1. Rule 12b-1 requires the formulation of a written plan (the “Rule 12b-1 plan”) with respect to the payment of distribution expenses, and also requires that all agreements relating to implementation of the Rule 12b-1 plan be in writing. A Rule 12b-1 plan and any related agreements initially must be approved by a vote of the board of trustees of a mutual fund, and of the trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any related agreements, cast in person at a meeting called for the purpose of voting on such plans or agreements. A Rule 12b-1 plan may be approved only if the trustees conclude, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under the 1940 Act, that a reasonable likelihood exists that the Rule 12b-1 plan will benefit the mutual fund and its shareholders. A Rule 12b-1 plan also initially must be approved by a vote of at least a majority of the outstanding voting securities of a mutual fund if it is adopted after the relevant share class is offered to the public.

A Rule 12b-1 plan or any related agreement may continue in effect for more than one year from the date of its adoption or execution only if such continuation is approved at least annually by the board of trustees in the manner required for its initial approval. Rule 12b-1 also requires that all material amendments of a Rule 12b-1 plan must be approved by the board of trustees in the manner described above for initial approval of such plan, and that a Rule 12b-1 plan may not be amended to increase materially the amounts that may be expended without the approval of the holders of a majority of the outstanding voting securities of the applicable class of shares.

Description of the Plan

The proposed Plan is attached to this Proxy Statement as Exhibit [C]. The following description of the Plan is only a summary. You should refer to Exhibit [C] for the complete Plan.

The terms of the proposed Plan are substantially identical to the Underlying Portfolio Plan. The Plan authorizes the Portfolios to pay service fees to the Insurance Companies as compensation for providing services to the Variable Contract holders who are the indirect beneficial owners of Class 3 shares of the relevant Portfolio. Such services are not intended to relate to the sale, promotion or marketing of the Class 3 shares. Under the Plan, the service fees for such Class 3 shares are payable at the annual rate of up to 0.25% of the average daily net assets of a Portfolio’s Class 3 shares. Such fees are to be paid to the Insurance Companies pursuant to Shareholder Services Agreements between the Trust and the Insurance Companies.

In accordance with Rule 12b-1 under the 1940 Act, the Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority (as defined in the 1940 Act) of the Class 3 shares of the relevant Portfolio.

The terms of the proposed Shareholder Services Agreements are substantially identical to those relating to the Underlying Portfolios. The Shareholder Services Agreements provide that the Insurance Companies will provide services to the Variable Contract holders who are beneficial owners of the Class 3 shares of the Portfolios. Such services include without limitation the following: distribution of shareholder reports, annual prospectuses, and annual statement of additional information to existing Variable Contract holders (but not to prospective investors); the preparation, printing, and distribution of reports of values to owners of Variable Contracts who have contract values allocated to the Portfolios; compensating financial intermediaries and broker-dealers to pay or reimburse them for services or expenses solely in connection with their provision of the types of services covered by the agreement and the Plan to existing Variable Contract holders; receiving and answering correspondence from existing Variable Contract holders; answering questions about the Portfolios from existing Variable Contract holders; preparation, printing, and distribution of subaccount performance figures for subaccounts investing in the Portfolios; and other shareholder services mutually agreed upon by the parties.

The Shareholder Services Agreements continue from year to year if such continuance is approved in the manner required by the 1940 Act. The Shareholder Services Agreements may be terminated at any time, without payment of penalty, by either party on six months written notice to the other party, or terminated as to any Portfolio or class at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Portfolio or class as applicable. The Shareholder Services Agreements automatically terminate in the event of an assignment.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The tables show the fees and expenses of the Portfolios’ Class 3 shares and the estimated pro forma fees and expenses of the Portfolios’ Class 3 shares assuming that shareholders approve the Proposal. Fees and expenses for each Portfolio are based on those incurred by the Portfolio’s Class 3 shares for the fiscal year ended March 31, 2016. The pro forma fees and expenses of the Class 3 shares of each Portfolio assume that the Plan had been in effect for the fiscal year ended March 31, 2016.

Please note that the annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which a Portfolio is offered. If the separate account’s fees were shown, a Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in a Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios in which the Portfolio invests.

Allocation Balanced Portfolio (Class 3 shares)

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of March 31, 2016)	Pro Forma Operating Expenses (Assuming Proposal Implemented)
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.03%	0.03%
Acquired Fund Fees and Expenses(1)	1.01%	0.76%
Total Annual Portfolio Operating Expenses	1.14%	1.14%
Fee Waiver and/or Expense Reimbursement(2)	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.13%	1.13%
(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimates for the fiscal year ended March 31, 2016.
(2)	Pursuant to an Advisory Fee Waiver, effective July 29, 2015, through July 29, 2016, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.09% of the Portfolio’s daily net assets with respect to the Allocation Balanced Portfolio. This Agreement may be modified or discontinued prior to July 29, 2016, only with the approval of the Board of the Portfolio, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act.

Allocation Growth Portfolio (Class 3 shares)

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of March 31, 2016)	Pro Forma Operating Expenses (Assuming Proposal Implemented)
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.07%	0.07%
Acquired Fund Fees and Expenses(1)	1.09%	0.84%
Total Annual Portfolio Operating Expenses	1.26%	1.26%
Fee Waiver and/or Expense Reimbursement(2)	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%	1.25%
(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimates for the fiscal year ended March 31, 2016.
(2)	Pursuant to an Advisory Fee Waiver, effective July 29, 2015, through July 29, 2016, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.09% of the Portfolio’s daily net assets with respect to the Allocation Growth Portfolio. This Agreement may be modified or discontinued prior to July 29, 2016, only with the approval of the Board of the Portfolio, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act.

Allocation Moderate Growth Portfolio (Class 3 shares)

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of March 31, 2016)	Pro Forma Operating Expenses (Assuming Proposal Implemented)
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.02%	0.02%
Acquired Fund Fees and Expenses(1)	1.06%	0.81%
Total Annual Portfolio Operating Expenses	1.18%	1.18%
Fee Waiver and/or Expense Reimbursement(2)	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.17%	1.17%
(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimates for the fiscal year ended March 31, 2016.
(2)	Pursuant to an Advisory Fee Waiver, effective July 29, 2015, through July 29, 2016, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.09% of the Portfolio’s daily net assets with respect to the Allocation Moderate Growth Portfolio. This Agreement may be modified or discontinued prior to July 29, 2016, only with the approval of the Board of the Portfolio, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act.

Allocation Moderate Portfolio (Class 3 shares)

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of March 31, 2016)	Pro Forma Operating Expenses (Assuming Proposal Implemented)
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.03%	0.03%
Acquired Fund Fees and Expenses(1)	1.04%	0.79%
Total Annual Portfolio Operating Expenses	1.17%	1.17%
Fee Waiver and/or Expense Reimbursement(2)	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.16%	1.16%
(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimates for the fiscal year ended March 31, 2016.
(2)	Pursuant to an Advisory Fee Waiver, effective July 29, 2015, through July 29, 2016, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.09% of the Portfolio’s daily net assets with respect to the Allocation Moderate Portfolio. This Agreement may be modified or discontinued prior to July 29, 2016, only with the approval of the Board of the Portfolio, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act.

Examples

The following Examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. The Examples do not reflect charges imposed by a Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Allocation Balanced Portfolio (Class 3 shares)

	1 Year	3 Years	5 Years	10 Years

Current	$115	$361	$627	$1,385

Pro Forma	$115	$361	$627	$1,385

Allocation Growth Portfolio (Class 3 shares)

	1 Year	3 Years	5 Years	10 Years

Current	$127	$399	$691	$1,522

Pro Forma	$127	$399	$691	$1,522

Allocation Moderate Growth Portfolio (Class 3 shares)

	1 Year	3 Years	5 Years	10 Years

Current	$119	$374	$648	$1,431

Pro Forma	$119	$374	$648	$1,431

Allocation Moderate Portfolio (Class 3 shares)

	1 Year	3 Years	5 Years	10 Years

Current	$118	$371	$643	$1,420

Pro Forma	$118	$371	$643	$1,420

Board Consideration of the Plan

The Board, including the Independent Trustees, considered SunAmerica’s proposal that each Portfolio adopt the Plan at an in-person meeting held on March 24, 2016. In connection with the Board’s consideration of the Plan, SunAmerica described the terms of the Plan and Shareholder Servicing Agreements and explained that the service fee would be paid to the Insurance Companies for providing services to contract holders who are indirect beneficial owners of Class 3 shares of the Portfolios. SunAmerica emphasized that these services, which are currently being provided indirectly by virtue of a Portfolio’s investment in Class 3 shares of the Underlying Portfolios, were important in allowing shareholder services to be provided to contract holders. SunAmerica stated that it believes that the Plan will be, as the Underlying Portfolio Plan has been, necessary to facilitate the provision of support services to contract holders in connection with the contract holders’ investment in a Portfolio. SunAmerica stated that the Insurance Companies would be compensated for providing these support services which included, among other things, distributing various reports and prospectuses to current shareholders, responding to inquiries from contract holders and providing certain subaccount performance information for subaccounts investing in the Portfolios. SunAmerica further indicated that it believes that the nature and amount of these service fees are consistent and competitive with those paid by other similar funds, including based on the information that had previously been provided to the Board at the October 13, 2015, and December 9, 2015, meetings at which the continuation of the Underlying Portfolio Plan had been considered. SunAmerica also stated that investment by the Portfolios in Class 1 shares of the Underlying Portfolios and the adoption of the Plan by the Portfolios would together have the effect of “moving” the 12b-1 fees from the Underlying Portfolio level to the Portfolio level. SunAmerica confirmed that the adoption of the Plan by a Portfolio is not expected to have any impact on the total annual operating expenses payable by Class 3 shares of a Portfolio.

In determining whether to approve the adoption of the Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, considered factors that it deemed relevant, including among others: (1) the services to be provided and the expense to be paid under the Plan; (2) the importance of these services and likely benefit to contract holders; (3) the fact that if the Plan is adopted the Portfolio’s holdings in the Underlying Portfolios would convert from Class 3 shares to Class 1 shares of the Underlying Portfolios, which are not subject to any 12b-1 fees; and (4) that the adoption of the Plan by a Portfolio is not expected to have any impact on the total annual operating expenses payable by Class 3 shares of a Portfolio. After a full and complete discussion, the Board approved the Plan. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that there was a reasonable likelihood that the Plan would benefit the Portfolios and their shareholders. In arriving at a decision to approve the Plan, the Board did not identify any single factor or group of facts as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

OTHER INFORMATION

Reports to Shareholders

Copies of each Portfolio’s most recent Annual Report to Shareholders will be furnished without charge upon request in writing to Seasons Series Trust, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling the following number: 1-800-445-7862. Copies of each Portfolio’s most recent Annual Report to Shareholders are also available on the Internet at [https://www.sunamerica.com/fundprospectuses].

Shareholder Proposals

As a general matter, the Trust does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meetings unless necessitated by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposal to the Secretary of Seasons Series Trust, at SunAmerica, 2919 Allen Parkway, Houston, Texas 77019. Proposals must be received by the Trust within a reasonable period of time prior to any shareholder meeting.

Other Business

SunAmerica, the Insurance Companies and the Trust know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Portfolios.

Service Providers

SunAmerica, the Portfolios’ investment adviser, manager and administrator, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

The Trust does not have a principal underwriter.

EXHIBIT A

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Portfolio	Class	Shares Outstanding on Record Date
Allocation Balanced Portfolio	Class 3	[ ]
Allocation Growth Portfolio	Class 3	[ ]
Allocation Moderate Growth Portfolio	Class 3	[ ]
Allocation Moderate Portfolio	Class 3	[ ]

EXHIBIT B

The following shareholders owned beneficially 5% or more of the indicated Portfolio’s Class 3 shares outstanding as of the Record Date.

Portfolio and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
Allocation Balanced Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	[ ]	[ ]%
	The Variable Annuity Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
Allocation Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	[ ]	[ ]%
	The Variable Annuity Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
Allocation Moderate Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	[ ]	[ ]%

	The Variable Annuity Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
Allocation Moderate Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	[ ]	[ ]%
	The Variable Annuity Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	[ ]	[ ]%

EXHIBIT C

PLAN OF DISTRIBUTION PURSUANT

TO RULE 12b-1

(Class 3 SHARES)

PLAN OF DISTRIBUTION adopted as of the 27th day of August 2002, as amended the 14th day of February, 2005, the 7th day of September, 2006, the 2nd day of October, 2007, the 1st day of January, 2013, the 11th day of December, 2014, and the [    ] day of [            ] by Seasons Series Trust, a Massachusetts business trust (the “Trust”), on behalf of the Class 3 shares of its separately designated series, listed on Schedule A (each, a “Portfolio”).

W I T N E S S E T H:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, each Portfolio is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering 3 separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the “Shares”); and

WHEREAS, SunAmerica Annuity and Life Assurance Company, The United States Life Insurance Company in the City of New York, and The Variable Life Insurance Company (together, the “Life Companies”) maintain one or more segregated asset accounts, or subaccounts thereof (collectively, “Separate Accounts”), which offer variable annuity contracts or variable life insurance policies (collectively, “Variable Insurance Contracts”); and

WHEREAS, Shares of the Portfolios of the Trust are held by the Separate Accounts as investment options in connection with purchase payment allocations made by the owners of such Variable Insurance Contracts; and

WHEREAS, the Trust desires to adopt this Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Trust will pay a service fee to the Life Companies with respect to Class 3 shares of the Trust in accordance with certain Shareholder Services Agreements between the Trust and each of the Life Companies; and

WHEREAS, the Trust desires that distribution channel established by implementation of the distribution agreement and the plan shall remain in effect continuously, even though the Portfolio may, from time to time, suspend or cease the sale of portfolio Shares to all or new investors or classes of new investors; and

WHEREAS, the Board of Trustees of the Trust (the “Trustees”) as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “12b-1 Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Portfolios and its Class 3 shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

NOW THEREFORE, the Trust on behalf of each Portfolio hereby adopts this Plan on the following terms:

1.         Account Maintenance Activities. Each Portfolio agrees to pay the Life Companies a service fee at the end of each month at an annual rate of up to 25 basis points (0.25%) of the average daily net assets attributable to Class 3 shares of the Portfolio to compensate the Life Companies for providing services to contract holders who are indirect beneficial owners of Class 3 shares of the Portfolio. Such services are not intended to relate to the sale, promotion or marketing of the Class 3 shares. The service fee shall be paid to the Life Companies pursuant to the terms of a Shareholder Services Agreement. Payment of the service fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the Financial Industry Regulatory Authority, Inc. Nothing herein shall prohibit the Life Companies from collecting service fees in any given year, as provided hereunder, in excess of expenditures made during such year to financial intermediaries for the above-referenced purposes.

2.         Payments to Other Parties. The Portfolios hereby authorizes the Life Companies to enter into agreements with financial intermediaries to provide compensation to such financial intermediaries for activities and services of the type referred to in Section 1 hereof. The Life Companies may reallocate all or a portion of its account maintenance fee, to such financial intermediaries as compensation for the above-mentioned activities and services. Such agreements shall provide that the financial intermediaries shall deliver to the Life Companies such information as is reasonably necessary to permit the Life Companies to comply with the reporting requirements set forth in Section 4 hereof.

3.         Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

(a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class 3 shares of the Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b) that such agreement shall terminate automatically in the event of its assignment.

4.         Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class 3 shares of the Portfolio and any related agreement and the purposes for which such expenditures were made.

5.         Term and Termination. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

(b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class 3 shares of the Portfolio.

6.         Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class 3 shares of the Portfolio, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

7.         Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

8.         Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

9.         Definition of Certain Terms. For purposes of this Plan, the terms “assignment,” “interested person,” “majority of the outstanding voting securities,” and “principal underwriter” shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

10.         Separate Series. Pursuant to the provisions of the Declaration of Trust, each Portfolio is a separate series of the Trust, and all debts, liabilities and expenses of Class 3 shares of the Portfolio shall be enforceable only against the assets of Class 3 shares of the Portfolio and not against the assets of any other series or class of shares or of the Trust as a whole.

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.

SEASONS SERIES TRUST

By:
Name:
Title:

SCHEDULE A

Portfolios of Seasons Series Trust

(Effective [                     ])

Allocation Balanced Portfolio

Allocation Growth Portfolio

Allocation Moderate Growth Portfolio

Allocation Moderate Portfolio

Asset Allocation: Diversified Growth Portfolio

Diversified Fixed Income Portfolio

Focus Growth Portfolio

Focus Value Portfolio

International Equity Portfolio

Large Cap Growth Portfolio

Large Cap Value Portfolio

Mid Cap Growth Portfolio

Mid Cap Value Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

Real Return Portfolio

Small Cap Portfolio

Stock Portfolio

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [1-866-298-8476] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting The Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 on July 12, 2016

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SEASONS SERIES TRUST	VOTING INSTRUCTION CARD
ALLOCATION BALANCED PORTFOLIO, ALLOCATION GROWTH PORTFOLIO, ALLOCATION MODERATE GROWTH PORTFOLIO AND ALLOCATION MODERATE PORTFOLIO SPECIAL JOINT MEETING OF SHAREHOLDERS - TO BE HELD ON JULY 12, 2016

INSURANCE COMPANY NAME/SEPARATE ACCOUNT NAME

The undersigned hereby instructs the above named Insurance Company (“Insurance Company”), on behalf of its above named separate account (“Separate Account”), to transmit voting instructions for all the shares of the Portfolio of Seasons Series Trust (the “Trust”) listed herein, which are attributable to the variable annuity contract or variable life insurance contract (“Contract”) for which the undersigned is entitled to give instructions at the Special Joint Meeting of the Shareholders of the Trust to be held at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 at [10:00] a.m. Eastern Time, on Tuesday, July 12, 2016, and any adjournment or postponements thereof (the “Meeting”), on all matters coming before the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and revokes any voting instruction heretofore given with respect to the Meeting.

The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with its own discretion as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SEASONS SERIES TRUST.

VOTE VIA THE INTERNET: [www.proxy-direct.com] VOTE VIA THE TELEPHONE: [1-866-298-8476]

Dated 2016

Signature(s) (If held jointly)	(Please Sign in Box)

Note: Please sign your name exactly as it appears on this form. If a contract is held in the name of two or more persons, in whatever capacity, only one need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

[AIG_26878VI_070915]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 12, 2016.

The Proxy Statement for this meeting is available at: [https://www.proxy-direct.com/AIG-26878]

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class 3 shares of the Portfolio (the “Proposal”); and	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[AIG_26878VI_070915]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [1-800-337-3503] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting The Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 on July 12, 2016

Please detach at perforation before mailing.

PROXY CARD	SEASONS SERIES TRUST	PROXY CARD
ALLOCATION BALANCED PORTFOLIO, ALLOCATION GROWTH PORTFOLIO, ALLOCATION MODERATE GROWTH PORTFOLIO AND ALLOCATION MODERATE PORTFOLIO SPECIAL JOINT MEETING OF SHAREHOLDERS - TO BE HELD ON JULY 12, 2016

The undersigned shareholder of the referenced funds (each, a “Portfolio”) of Seasons Series Trust (the “Trust”), hereby appoints [Gregory D. Bressler, Kathleen D. Fuentes, Louis O. Ducote and Gregory R. Kingston], or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Joint Meeting of the Shareholders of the Trust to be held at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 at [10:00] a.m. Eastern Time, on Tuesday, July 12, 2016, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. With respect to those shares for which instructions have not been received from the undersigned, the undersigned will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by contract owners of the referenced separate account.

VOTE VIA THE INTERNET: [www.proxy-direct.com] VOTE VIA THE TELEPHONE: [1-800-337-3503]

Dated 2016

Signature(s) (If held jointly)	(Please Sign in Box)

Note: Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

[AIG_26878_062415]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 12, 2016.

The Proxy Statement for this meeting is available at: [https://www.proxy-direct.com/AIG-26878]

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.	To approve a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class 3 shares of the Portfolio (the “Proposal”); and	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[AIG_26878_062415]